                      BRIGHTHOUSE LIFE INSURANCE COMPANY

                     BRIGHTHOUSE VARIABLE LIFE ACCOUNT ONE


                          SUPPLEMENT DATED MAY 1, 2017
                                     TO THE
             PROSPECTUSES DATED APRIL 28, 2008 AND NOVEMBER 9, 2009
                                   (CLASS VL)

This supplement updates certain information in the prospectuses dated April 28, 2008 (as supplemented) and November 9, 2009 (as supplemented) for the Flexible Premium Joint and Last Survivor Variable Life Insurance Policy (Joint and Last Survivor Policy) and the Flexible Premium Single Variable Life Insurance Policy (Single Life Policy). Our use of the word Policy refers to both policies except where otherwise noted. WE NO LONGER OFFER THE POLICY DESCRIBED HEREIN.


You, the policyowner, have a number of investment choices in the Policy. These investment choices include a General Account as well as the 28 Investment Funds listed below which are offered through Brighthouse Variable Life Account One (the "Separate Account"). The Cash Value of your Policy may increase and decrease depending upon the investment performance of the Investment Fund(s) you select. The duration of the Policy and, under some circumstances, the death benefit will increase and decrease depending upon investment performance.


BRIGHTHOUSE FUNDS TRUST I (FORMERLY MET INVESTORS SERIES TRUST)  -- CLASS A

     Brighthouse Asset Allocation 100 Portfolio (formerly MetLife Asset Allocation 100 Portfolio)

     Brighthouse Small Cap Value Portfolio (formerly MetLife Small Cap Value Portfolio)

     Brighthouse/Aberdeen Emerging Markets Equity Portfolio (formerly Met/Aberdeen Emerging Markets Equity Portfolio)

     Clarion Global Real Estate Portfolio

     ClearBridge Aggressive Growth Portfolio

     Harris Oakmark International Portfolio

     Invesco Comstock Portfolio

     Invesco Small Cap Growth Portfolio

     Loomis Sayles Global Markets Portfolio

     MFS(R) Research International Portfolio

     PIMCO Inflation Protected Bond Portfolio

     PIMCO Total Return Portfolio

     T. Rowe Price Large Cap Value Portfolio

     T. Rowe Price Mid Cap Growth Portfolio



BRIGHTHOUSE FUNDS TRUST II (FORMERLY METROPOLITAN SERIES FUND)  -- CLASS A

     BlackRock Ultra-Short Term Bond Portfolio

     Brighthouse Asset Allocation 20 Portfolio (formerly MetLife Asset Allocation 20 Portfolio)

     Brighthouse Asset Allocation 40 Portfolio (formerly MetLife Asset Allocation 40 Portfolio)

     Brighthouse Asset Allocation 60 Portfolio (formerly MetLife Asset Allocation 60 Portfolio)

     Brighthouse Asset Allocation 80 Portfolio (formerly MetLife Asset Allocation 80 Portfolio)

     Brighthouse/Artisan Mid Cap Value Portfolio (formerly Met/Artisan Mid Cap Value Portfolio)

  Brighthouse/Wellington Core Equity Opportunities Portfolio (formerly
    Met/Wellington Core Equity Opportunities Portfolio)

     Frontier Mid Cap Growth Portfolio

     Jennison Growth Portfolio

     MetLife Stock Index Portfolio

     Neuberger Berman Genesis Portfolio

     T. Rowe Price Large Cap Growth Portfolio

     Western Asset Management Strategic Bond Opportunities Portfolio

     Western Asset Management U.S. Government Portfolio

The Financial Industry Regulatory Authority ("FINRA") provides background information about broker-dealers and their registered representatives through FINRA BrokerCheck. You may contact the FINRA BrokerCheck Hotline at 1-800-289-9999, or log on to www.finra.org. An investor brochure that includes information describing FINRA BrokerCheck is available through the Hotline or on-line.


ANNUAL INVESTMENT FUND OPERATING EXPENSES

The next table describes the Investment Fund fees and expenses that a Policy Owner may pay periodically during the time that he or she owns the Policy. The table shows the minimum and maximum total operating expenses charged by the Investment Funds for the fiscal year ended December 31, 2016. Expenses of the Investment Funds may be higher or lower in the future. More detail concerning each Investment Fund's fees and expenses is contained in the table that follows and in the prospectus for each Investment Fund.



MINIMUM AND MAXIMUM TOTAL ANNUAL INVESTMENT FUND OPERATING EXPENSES



                                                                        Minimum  Maximum
                                                                      --------- --------
Total Annual Investment Fund Operating Expenses
(expenses that are deducted from Investment Fund assets, including    0.27%     1.00%
management fees, distribution and/or service (12b-1) fees, and other expenses)

INVESTMENT FUND FEES AND EXPENSES

(as a percentage of average daily net assets)

The following table is a summary. For more complete information on Investment Fund fees and expenses, please refer to the prospectus for each Investment Fund.



                                                           DISTRIBUTION
                                                              AND/OR
                                              MANAGEMENT      SERVICE       OTHER
INVESTMENT FUND                                   FEE      (12B-1) FEES   EXPENSES
-------------------------------------------- ------------ -------------- ----------
BRIGHTHOUSE FUNDS TRUST I -- CLASS A
 Brighthouse Asset Allocation 100               0.07%          --          0.01%
  Portfolio

 Brighthouse Small Cap Value Portfolio          0.75%          --          0.04%

 Brighthouse/Aberdeen Emerging Markets          0.89%          --          0.11%
  Equity Portfolio

 Clarion Global Real Estate Portfolio           0.61%          --          0.04%

 ClearBridge Aggressive Growth Portfolio        0.56%          --          0.01%

 Harris Oakmark International Portfolio         0.77%          --          0.04%

 Invesco Comstock Portfolio                     0.57%          --          0.02%

 Invesco Small Cap Growth Portfolio             0.85%          --          0.03%

 Loomis Sayles Global Markets Portfolio         0.70%          --          0.08%

 MFS(R) Research International Portfolio        0.70%          --          0.04%

 PIMCO Inflation Protected Bond                 0.47%          --          0.28%
  Portfolio

 PIMCO Total Return Portfolio                   0.48%          --          0.05%

 T. Rowe Price Large Cap Value Portfolio        0.57%          --          0.02%

 T. Rowe Price Mid Cap Growth Portfolio         0.75%          --          0.03%

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
 BlackRock Ultra-Short Term Bond                0.35%          --          0.03%
  Portfolio

 Brighthouse Asset Allocation 20 Portfolio      0.09%          --          0.03%

 Brighthouse Asset Allocation 40 Portfolio      0.06%          --           --




                                               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                              FUND FEES     ANNUAL        AND/OR       ANNUAL
                                                 AND      OPERATING      EXPENSE      OPERATING
INVESTMENT FUND                                EXPENSES    EXPENSES   REIMBURSEMENT   EXPENSES
-------------------------------------------- ----------- ----------- --------------- ----------
BRIGHTHOUSE FUNDS TRUST I -- CLASS A
 Brighthouse Asset Allocation 100              0.68%       0.76%           --          0.76%
  Portfolio

 Brighthouse Small Cap Value Portfolio         0.06%       0.85%         0.01%         0.84%

 Brighthouse/Aberdeen Emerging Markets           --        1.00%         0.06%         0.94%
  Equity Portfolio

 Clarion Global Real Estate Portfolio            --        0.65%           --          0.65%

 ClearBridge Aggressive Growth Portfolio         --        0.57%         0.02%         0.55%

 Harris Oakmark International Portfolio          --        0.81%         0.02%         0.79%

 Invesco Comstock Portfolio                      --        0.59%         0.02%         0.57%

 Invesco Small Cap Growth Portfolio              --        0.88%         0.02%         0.86%

 Loomis Sayles Global Markets Portfolio          --        0.78%           --          0.78%

 MFS(R) Research International Portfolio         --        0.74%         0.06%         0.68%

 PIMCO Inflation Protected Bond                  --        0.75%         0.01%         0.74%
  Portfolio

 PIMCO Total Return Portfolio                    --        0.53%         0.03%         0.50%

 T. Rowe Price Large Cap Value Portfolio         --        0.59%         0.03%         0.56%

 T. Rowe Price Mid Cap Growth Portfolio          --        0.78%           --          0.78%

BRIGHTHOUSE FUNDS TRUST II -- CLASS A
 BlackRock Ultra-Short Term Bond                 --        0.38%         0.02%         0.36%
  Portfolio

 Brighthouse Asset Allocation 20 Portfolio     0.53%       0.65%         0.02%         0.63%

 Brighthouse Asset Allocation 40 Portfolio     0.57%       0.63%           --          0.63%


                                                           DISTRIBUTION
                                                              AND/OR
                                              MANAGEMENT      SERVICE       OTHER
INVESTMENT FUND                                   FEE      (12B-1) FEES   EXPENSES
-------------------------------------------- ------------ -------------- ----------
 Brighthouse Asset Allocation 60 Portfolio      0.05%          --           --

 Brighthouse Asset Allocation 80 Portfolio      0.05%          --          0.01%

 Brighthouse/Artisan Mid Cap Value              0.82%          --          0.03%
  Portfolio

 Brighthouse/Wellington Core Equity             0.70%          --          0.02%
  Opportunities Portfolio

 Frontier Mid Cap Growth Portfolio              0.72%          --          0.03%

 Jennison Growth Portfolio                      0.60%          --          0.02%

 MetLife Stock Index Portfolio                  0.25%          --          0.02%

 Neuberger Berman Genesis Portfolio             0.81%          --          0.04%

 T. Rowe Price Large Cap Growth                 0.60%          --          0.02%
  Portfolio

 Western Asset Management Strategic             0.57%          --          0.03%
  Bond Opportunities Portfolio

 Western Asset Management                       0.47%          --          0.03%
  U.S. Government Portfolio




                                               ACQUIRED     TOTAL       FEE WAIVER    NET TOTAL
                                              FUND FEES     ANNUAL        AND/OR        ANNUAL
                                                 AND      OPERATING      EXPENSE      OPERATING
INVESTMENT FUND                                EXPENSES    EXPENSES   REIMBURSEMENT    EXPENSES
-------------------------------------------- ----------- ----------- --------------- -----------
 Brighthouse Asset Allocation 60 Portfolio     0.60%       0.65%           --          0.65%

 Brighthouse Asset Allocation 80 Portfolio     0.64%       0.70%           --          0.70%

 Brighthouse/Artisan Mid Cap Value               --        0.85%           --          0.85%
  Portfolio

 Brighthouse/Wellington Core Equity              --        0.72%         0.11%         0.61%
  Opportunities Portfolio

 Frontier Mid Cap Growth Portfolio               --        0.75%         0.02%         0.73%

 Jennison Growth Portfolio                       --        0.62%         0.08%         0.54%

 MetLife Stock Index Portfolio                   --        0.27%         0.01%         0.26%

 Neuberger Berman Genesis Portfolio              --        0.85%         0.01%         0.84%

 T. Rowe Price Large Cap Growth                  --        0.62%         0.02%         0.60%
  Portfolio

 Western Asset Management Strategic            0.01%       0.61%         0.05%         0.56%
  Bond Opportunities Portfolio

 Western Asset Management                        --        0.50%         0.01%         0.49%

  U.S. Government Portfolio


The information shown in the table above was provided by the Investment Funds. Certain Investment Funds and their investment adviser have entered into expense reimbursement and/or fee waiver arrangements that will continue from May 1, 2017 through April 30, 2018. These arrangements can be terminated with respect to these Investment Funds only with the approval of the Investment Fund's board of directors or trustees. Please see the Investment Funds' prospectuses for additional information regarding these arrangements.


Certain Investment Funds that have "Acquired Fund Fees and Expenses" are "funds of funds." A fund of funds invests substantially all of its assets in other underlying funds. Because the Investment Fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.



THE SEPARATE ACCOUNT AND THE INVESTMENT FUNDS


THE COMPANY AND THE SEPARATE ACCOUNT


Brighthouse Life Insurance Company (the "Company"), known prior to March 6, 2017 as MetLife Insurance Company USA, is a stock life insurance company originally chartered in Connecticut in 1863 and currently subject to the laws of the State of Delaware. The Company had previously been known as MetLife Insurance Company of Connecticut, but changed its name to MetLife Insurance Company USA when it changed its state of domicile from Connecticut to Delaware on November 14, 2014. The Company is licensed to conduct business in all states of the United States, except New York, and in the District of Columbia, Puerto Rico, Guam, the U.S. and British Virgin Islands and the Bahamas. The Company is a subsidiary of, and controlled by, MetLife, Inc. ("MetLife"), a publicly-traded company. MetLife, through its subsidiaries and affiliates, is a leading provider of insurance and financial services to individuals and institutional customers. The Company's executive offices are located at 11225 North Community House Road, Charlotte, NC 28277.


In January 2016, MetLife announced its plan to pursue the separation of a substantial portion of its U.S. retail business. In preparation for the planned separation, in August 2016, MetLife formed a new, wholly-owned Delaware holding company, Brighthouse Financial, Inc. ("Brighthouse Financial"), which filed a registration statement on Form 10 (the "Form 10") with the U.S. Securities and Exchange Commission ("SEC") in October 2016, as amended in December 2016, reflecting MetLife's current initiative to conduct the separation in the form of a spin-off.


To effect the separation, first, MetLife expects to undertake the restructuring described in more detail in the Form 10. The restructuring would result in future Brighthouse Financial subsidiaries, including Brighthouse Life Insurance Company, being wholly-owned subsidiaries of Brighthouse Financial. Following the restructuring, MetLife would distribute at least 80.1% of

Brighthouse Financial's common stock to MetLife's shareholders (the "Distribution"), and Brighthouse Financial would become a separate, publicly-traded company. The separation remains subject to certain conditions including, among others, obtaining final approval from the MetLife board of directors, receipt of a favorable IRS ruling and an opinion from MetLife's tax adviser regarding certain U.S. federal income tax matters, receipt of the approval of state insurance and other regulatory authorities and an SEC declaration of the effectiveness of the Form 10.


Following the Distribution, if it occurs, the Company will be a wholly-owned subsidiary of, and ultimately controlled by, Brighthouse Financial. MetLife currently plans to dispose of its remaining shares of Brighthouse Financial common stock as soon as practicable following the Distribution, but in no event later than five years after the Distribution. For more information about Brighthouse Financial and the Distribution, please see the most recent amendment to Brighthouse Financial's Form 10 (SEC File No. 001-37905), available via the SEC's EDGAR system on its website at companysearch.html.


No assurances can be given regarding the final form the Distribution (or any alternative separation transaction) may take or the specific terms thereof, or that the Distribution (or any other form of separation) will in fact occur. However, any separation transaction will not affect the terms or conditions of your variable life insurance Policy. The Company will remain fully responsible for its contractual obligations to Policy Owners, and you should carefully consider the potential impact of any separation transaction that may occur on the Company's financial strength and claims-paying ability.


There are currently 28 Investment Funds available in the Policy. The Investment Funds are offered through two open-end, diversified management investment companies: (1) Brighthouse Funds Trust I and (2) Brighthouse Funds Trust II.


The investment objectives and policies of certain of the Investment Funds are similar to the investment objectives and policies of other mutual funds that certain of the same investment advisers or sub-advisers manage. Although the objectives and policies may be similar, the investment results of the Investment Funds may be higher or lower than the results of such other mutual funds. The investment advisers or sub-advisers cannot guarantee, and make no representation, that the investment results of similar funds will be comparable even though the Investment Funds have the same investment advisers or sub-advisers.


An Investment Fund's performance may be affected by risks specific to certain types of investments, such as foreign securities, derivative investments, non-investment grade debt securities, initial public offerings (IPOs) or companies with relatively small market capitalizations. IPOs and other investment techniques may have a magnified performance impact on a Fund with a small asset base. An Investment Fund may not experience similar performance as its assets grow.


YOU SHOULD READ THE PROSPECTUSES FOR THE INVESTMENT FUNDS CAREFULLY. YOU CAN OBTAIN COPIES OF THE INVESTMENT FUND PROSPECTUSES BY CALLING US AT (800) 638-5000.


Brighthouse Investment Advisers, LLC (Brighthouse Advisers), an affiliate of BLIC, is the investment adviser to the Brighthouse Funds Trust I and the Brighthouse Funds Trust II. Prior to March 6, 2017, Brighthouse Advisers was known as MetLife Investment Advisers, LLC. Brighthouse Advisers has engaged sub-advisers to provide investment advice and make day-to-day investment decisions for the individual portfolios. The sub-adviser and investment objective of each of the Investment Funds available under the Policy are as follows:



               INVESTMENT FUND                   INVESTMENT OBJECTIVE        INVESTMENT ADVISER/SUBADVISER
--------------------------------------------- -------------------------- -------------------------------------
 BRIGHTHOUSE FUNDS TRUST I (FORMERLY
 MET INVESTORS SERIES TRUST)
  -- CLASS A

 Brighthouse Asset Allocation 100 Portfolio   Seeks growth of capital.   Brighthouse Investment Advisers, LLC

               INVESTMENT FUND                             INVESTMENT OBJECTIVE
-------------------------------------------- -----------------------------------------------
 Brighthouse Small Cap Value Portfolio       Seeks long-term capital appreciation.
 Brighthouse/Aberdeen Emerging Markets       Seeks capital appreciation.
 Equity Portfolio
 Clarion Global Real Estate Portfolio        Seeks total return through investment in real
                                             estate securities, emphasizing both capital
                                             appreciation and current income.
 ClearBridge Aggressive Growth Portfolio     Seeks capital appreciation.
 Harris Oakmark International Portfolio      Seeks long-term capital appreciation.
 Invesco Comstock Portfolio                  Seeks capital growth and income.
 Invesco Small Cap Growth Portfolio          Seeks long-term growth of capital.
 Loomis Sayles Global Markets Portfolio      Seeks high total investment return through a
                                             combination of capital appreciation and
                                             income.
 MFS(R) Research International Portfolio     Seeks capital appreciation.
 PIMCO Inflation Protected Bond Portfolio    Seeks maximum real return, consistent with
                                             preservation of capital and prudent
                                             investment management.
 PIMCO Total Return Portfolio                Seeks maximum total return, consistent with
                                             the preservation of capital and prudent
                                             investment management.
 T. Rowe Price Large Cap Value Portfolio     Seeks long-term capital appreciation by
                                             investing in common stocks believed to be
                                             undervalued. Income is a secondary
                                             objective.
 T. Rowe Price Mid Cap Growth Portfolio      Seeks long-term growth of capital.
 BRIGHTHOUSE FUNDS TRUST II
 (FORMERLY METROPOLITAN SERIES
 FUND)  -- CLASS A

 BlackRock Ultra-Short Term Bond             Seeks a high level of current income
 Portfolio                                   consistent with preservation of capital.
 Brighthouse Asset Allocation 20 Portfolio   Seeks a high level of current income, with
                                             growth of capital as a secondary objective.
 Brighthouse Asset Allocation 40 Portfolio   Seeks high total return in the form of income
                                             and growth of capital, with a greater
                                             emphasis on income.
 Brighthouse Asset Allocation 60 Portfolio   Seeks a balance between a high level of
                                             current income and growth of capital, with a
                                             greater emphasis on growth of capital.
 Brighthouse Asset Allocation 80 Portfolio   Seeks growth of capital.
 Brighthouse/Artisan Mid Cap Value           Seeks long-term capital growth.
 Portfolio
 Brighthouse/Wellington Core Equity          Seeks to provide a growing stream of income
 Opportunities Portfolio                     over time and, secondarily, long-term capital
                                             appreciation and current income.
 Frontier Mid Cap Growth Portfolio           Seeks maximum capital appreciation.
 Jennison Growth Portfolio                   Seeks long-term growth of capital.



               INVESTMENT FUND                       INVESTMENT ADVISER/SUBADVISER
-------------------------------------------- ---------------------------------------------
 Brighthouse Small Cap Value Portfolio       Brighthouse Investment Advisers, LLC
                                             Subadvisers: Delaware Investments Fund
                                             Advisers; Wells Capital Management
                                             Incorporated
 Brighthouse/Aberdeen Emerging Markets       Brighthouse Investment Advisers, LLC
 Equity Portfolio                            Subadviser: Aberdeen Asset Managers
                                             Limited
 Clarion Global Real Estate Portfolio        Brighthouse Investment Advisers, LLC
                                             Subadviser: CBRE Clarion Securities LLC
 ClearBridge Aggressive Growth Portfolio     Brighthouse Investment Advisers, LLC
                                             Subadviser: ClearBridge Investments, LLC
 Harris Oakmark International Portfolio      Brighthouse Investment Advisers, LLC
                                             Subadviser: Harris Associates L.P.
 Invesco Comstock Portfolio                  Brighthouse Investment Advisers, LLC
                                             Subadviser: Invesco Advisers, Inc.
 Invesco Small Cap Growth Portfolio          Brighthouse Investment Advisers, LLC
                                             Subadviser: Invesco Advisers, Inc.
 Loomis Sayles Global Markets Portfolio      Brighthouse Investment Advisers, LLC
                                             Subadviser: Loomis, Sayles & Company, L.P.
 MFS(R) Research International Portfolio     Brighthouse Investment Advisers, LLC
                                             Subadviser: Massachusetts Financial Services
                                             Company
 PIMCO Inflation Protected Bond Portfolio    Brighthouse Investment Advisers, LLC
                                             Subadviser: Pacific Investment Management
                                             Company LLC
 PIMCO Total Return Portfolio                Brighthouse Investment Advisers, LLC
                                             Subadviser: Pacific Investment Management
                                             Company LLC
 T. Rowe Price Large Cap Value Portfolio     Brighthouse Investment Advisers, LLC
                                             Subadviser: T. Rowe Price Associates, Inc.
 T. Rowe Price Mid Cap Growth Portfolio      Brighthouse Investment Advisers, LLC
                                             Subadviser: T. Rowe Price Associates, Inc.
 BRIGHTHOUSE FUNDS TRUST II
 (FORMERLY METROPOLITAN SERIES
 FUND)  -- CLASS A

 BlackRock Ultra-Short Term Bond             Brighthouse Investment Advisers, LLC
 Portfolio                                   Subadviser: BlackRock Advisors, LLC
 Brighthouse Asset Allocation 20 Portfolio   Brighthouse Investment Advisers, LLC
 Brighthouse Asset Allocation 40 Portfolio   Brighthouse Investment Advisers, LLC
 Brighthouse Asset Allocation 60 Portfolio   Brighthouse Investment Advisers, LLC
 Brighthouse Asset Allocation 80 Portfolio   Brighthouse Investment Advisers, LLC
 Brighthouse/Artisan Mid Cap Value           Brighthouse Investment Advisers, LLC
 Portfolio                                   Subadviser: Artisan Partners Limited
                                             Partnership
 Brighthouse/Wellington Core Equity          Brighthouse Investment Advisers, LLC
 Opportunities Portfolio                     Subadviser: Wellington Management
                                             Company LLP
 Frontier Mid Cap Growth Portfolio           Brighthouse Investment Advisers, LLC
                                             Subadviser: Frontier Capital Management
                                             Company, LLC
 Jennison Growth Portfolio                   Brighthouse Investment Advisers, LLC
                                             Subadviser: Jennison Associates LLC

              INVESTMENT FUND                              INVESTMENT OBJECTIVE
------------------------------------------- -------------------------------------------------
 MetLife Stock Index Portfolio              Seeks to track the performance of the
                                            Standard & Poor's 500(R) Composite Stock
                                            Price Index.
 Neuberger Berman Genesis Portfolio         Seeks high total return, consisting principally
                                            of capital appreciation.
 T. Rowe Price Large Cap Growth Portfolio   Seeks long-term growth of capital.
 Western Asset Management Strategic Bond    Seeks to maximize total return consistent
 Opportunities Portfolio                    with preservation of capital.
 Western Asset Management                   Seeks to maximize total return consistent
 U.S. Government Portfolio                  with preservation of capital and maintenance
                                            of liquidity.



              INVESTMENT FUND                      INVESTMENT ADVISER/SUBADVISER
------------------------------------------- -------------------------------------------
 MetLife Stock Index Portfolio              Brighthouse Investment Advisers, LLC
                                            Subadviser: MetLife Investment Advisors,
                                            LLC
 Neuberger Berman Genesis Portfolio         Brighthouse Investment Advisers, LLC
                                            Subadviser: Neuberger Berman Investment
                                            Advisers LLC
 T. Rowe Price Large Cap Growth Portfolio   Brighthouse Investment Advisers, LLC
                                            Subadviser: T. Rowe Price Associates, Inc.
 Western Asset Management Strategic Bond    Brighthouse Investment Advisers, LLC
 Opportunities Portfolio                    Subadviser: Western Asset Management
                                            Company
 Western Asset Management                   Brighthouse Investment Advisers, LLC
 U.S. Government Portfolio                  Subadviser: Western Asset Management
                                            Company

Shares of the Investment Funds may be offered in connection with certain variable annuity contracts and variable life insurance policies of various life insurance companies which may or may not be affiliated with us. Certain Investment Funds may also be sold directly to qualified plans. The Funds believe that offering their shares in this manner will not be disadvantageous to you.



TRANSFERS


The following two paragraphs in this section have been modified:


Our policies and procedures may result in transfer restrictions being applied to deter frequent transfers. Currently, when we detect transfer activity in the Monitored Portfolios that exceeds our current transfer limits, we require future transfer requests to or from any Monitored Portfolios or other identified Portfolios under that Policy to be submitted either (i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction. Transfers made under an Automated Investment Strategy are not treated as transfers when we monitor the frequency of transfers.


RESTRICTIONS ON LARGE TRANSFERS. Large transfers may increase brokerage and administrative costs of the underlying Portfolios and may disrupt portfolio management strategy, requiring a Portfolio to maintain a high cash position and possibly resulting in lost investment opportunities and forced liquidations. We do not monitor for large transfers to or from Portfolios except where the portfolio manager of a particular underlying Portfolio has brought large transfer activity to our attention for investigation on a case-by-case basis. For example, some portfolio managers have asked us to monitor for "block transfers" where transfer requests have been submitted on behalf of multiple Policy Owners by a third party such as an investment adviser. When we detect such large trades, we may impose restrictions similar to those described above where future transfer requests from that third party must be submitted either
(i) in writing with an original signature or (ii) by telephone prior to 10:00 a.m. A first occurrence will result in a warning letter; a second occurrence will result in the imposition of the restriction for a six-month period; a third occurrence will result in the permanent imposition of the restriction.


OTHER INFORMATION


DISTRIBUTION


Effective March 6, 2017, our affiliate, Brighthouse Securities, LLC, 11225 North Community House Road, Charlotte, NC 28277, replaced MetLife Investors Distribution Company as the principal underwriter and distributor of the Policies.

FEDERAL TAX STATUS

NOTE: The following description is based upon our understanding of current Federal income tax law applicable to life insurance in general. We cannot predict the probability that any changes in such laws will be made. Purchasers are cautioned to seek competent tax advice regarding the possibility of such changes. Section 7702 of the Internal Revenue Code of 1986, as amended ("Code"), defines the term "life insurance contract" for purposes of the Code. We believe that Single Life Policies issued on a standard underwriting basis should qualify as "life insurance contracts" under section 7702. There is more uncertainty as to Single Life Policies issued on a substandard risk basis and Joint and Survivor Policies. We do not guarantee the tax status of the Policies. Purchasers bear the complete risk that the Policies may not be treated as a "life insurance contract" under Federal income tax laws. Purchasers should consult their own tax advisers. It should be further understood that the following discussion is not exhaustive and that special rules not described in this prospectus may be applicable in certain situations. In general, however, the insurance proceeds payable on the death of the Insured will never be less than the minimum amount required for the Policy to be treated as life insurance under section 7702 of the Code, as in effect on the date the Policy was issued.


INTRODUCTION. The discussion contained herein addressing Federal income tax considerations relating to the Policy is general in nature and is not intended as tax advice. It does not purport to be complete or to address every situation. Each person concerned should consult a competent tax adviser. No attempt is made to consider any applicable state, local, foreign or other tax laws. Moreover, the discussion herein is based upon our understanding of current Federal income tax laws as they are currently interpreted. No representation is made regarding the likelihood of continuation of those current Federal income tax laws or of the current interpretations by the Internal Revenue Service.


We are taxed as a life insurance company under the Code. For federal income tax purposes, the Separate Account is not a separate entity but is part of our operations.


DIVERSIFICATION. Section 817(h) of the Code imposes certain diversification standards on the underlying assets of variable life insurance policies. The Code provides that a variable life insurance policy will not be treated as life insurance for any period (and any subsequent period) for which the investments are not adequately diversified under IRS rules. Disqualification of the Policy as a life insurance contract would result in imposition of federal income tax to the Owner with respect to earnings allocable to the Policy prior to the receipt of payments under the Policy. We intend that each Investment Portfolio underlying the Policies will be managed by the managers in such a manner as to comply with these diversification requirements. If Investment Portfolio shares are sold directly to tax-qualified retirement plans that later lose their tax-qualified status, or to non-qualified plans, the separate accounts investing in the Investment Portfolios may fail the diversification requirements of section 817(h) of the Internal Revenue Code, which could have adverse tax consequences, including losing the benefit of tax deferral.


INVESTOR CONTROL. In some circumstances, owners of variable contracts who retain excessive control over the investment of the underlying separate account assets may be treated as the owners of those assets. Although published guidance in this area does not address certain aspects of the Policies, we believe that the Owner of a Policy should not be treated as the owner of the Separate Account assets. We reserve the right to modify the Policies to bring them into conformity with applicable standards should such modification be necessary to prevent Owners of the Policies from being treated as the owners of the underlying Separate Account assets.


TAX TREATMENT OF THE POLICY. The Policy has been designed to comply with the definition of life insurance contained in section 7702 of the Code. Although some interim guidance has been provided and some proposed and final regulations have been issued, a comprehensive set of final regulations has not been adopted. Section 7702 of the Code requires that the amount of mortality and other expense charges be reasonable. In establishing these charges, we have relied on interim IRS guidance. Currently, there is even less guidance as to Policies issued on a substandard risk basis and Joint and Last Survivor Policies. Moreover, if you elect the Accelerated Death Benefit Rider, the continued tax qualification of the Policy after a distribution is made under the rider is unclear. We may take appropriate steps to bring the Policy into compliance with applicable requirements and we reserve the right to restrict Policy transactions in order to do so.


We note that the law relating to section 7702 compliance is complex and unclear in many respects. There is a risk, therefore, that the Internal Revenue Service will not concur with some of our interpretations of section 7702. In the event the Policy is determined not to comply, it would not qualify for the favorable tax treatment usually accorded life insurance policies. You should consult your own tax advisers with respect to the tax consequences of purchasing the Policy. The following discussion assumes that the Policy will satisfy section 7702.


POLICY PROCEEDS. The tax treatment accorded to loan proceeds and/or distributions, including surrender payments, from the policies will depend on whether the Policy is considered to be a MEC. (See "Tax Treatment of Loans and Distributions.") Otherwise, we believe that the Policy should receive the same Federal income tax treatment as any other type of life insurance. As such, the death benefit thereunder is generally excludable from the gross income of the Beneficiary to the extent provided in section 101(a) of the Code. Also, in general, you are not deemed to be in constructive receipt of the Cash Surrender Value, including increments thereon, under a Policy until there is a distribution of such amounts.


In the case of employer-owned life insurance as defined in section 101(j), the amount of the death benefit excludable from gross income is limited to premiums paid unless the Policy falls within certain specified exceptions and a notice and consent requirement is satisfied before the Policy is issued. Certain specified exceptions are based on the status of an employee as highly compensated, a director or recently employed. There are also exceptions for Policy proceeds paid to an employee's heirs. These exceptions only apply if proper notice is given to the insured employee and consent is received from the insured employee before the issuance of the Policy. These rules apply to Policies issued August 18, 2006 and later and also apply to policies issued before August 18, 2006 after a material increase in the death benefit or other material change. An IRS reporting requirement applies to employer-owned life insurance subject to these rules. Because these rules are complex and will affect the tax treatment of death benefits, it is advisable to consult tax counsel.


The death benefit will also be taxable in the case of a transfer-for-value unless certain exceptions apply.


Federal, state and local estate, inheritance and other tax consequences of ownership, or receipt of Policy proceeds, depend on the circumstances of each owner or Beneficiary. A tax adviser should be consulted on these circumstances.


TAX TREATMENT OF LOANS AND DISTRIBUTIONS. Section 7702A of the Code sets forth the rules for determining when a life insurance Policy will be deemed to be a Modified Endowment Contract ("MEC"). A MEC is a contract which is entered into or materially changed on or after June 21, 1988 and fails to meet the 7-pay test. A Policy fails to meet the 7-pay test when the cumulative amount paid under the Policy at any time during the first 7 Policy years, or 7 years after a material change, exceeds the sum of the net level premiums which would have been paid on or before such time if the Policy provided for paid-up future benefits after the payment of seven level annual premiums. A material change would include any increase in the future benefits or addition of qualified additional benefits provided under a Policy unless the increase is attributable to: (1) the payment of premiums necessary to fund the lowest death benefit and qualified additional benefits payable in the first seven Policy years; or (2) the crediting of interest or other earnings with respect to such premiums.


Certain changes in a Policy after it is issued could also cause it to fail to satisfy the 7-pay test and therefore to be classified as a MEC. Making additional payments, reducing the Policy's death benefit, reducing the Policy's benefits through a partial withdrawal, a change in death benefit option, and termination of benefits under a rider are examples of changes that could result in your Policy becoming classified as a MEC. Reducing the death benefit below the lowest death benefit provided by the Policy during the first seven years will probably cause the Policy to be classified as a MEC if such a reduction occurs during the first seven Policy years in the case of a Single Life Policy or at any time in the case of a Joint and Last Survivor Policy. Even if these events do not result in a Policy becoming classified as a MEC, they could reduce the amount that may be paid in the future without causing the Policy to be classified as a MEC. You should consult a tax adviser to determine whether a Policy transaction will cause your Policy to be classified as a MEC.

Furthermore, any Policy received in exchange for a Policy classified as a MEC will be treated as a MEC regardless of whether it meets the 7-pay test. However, an exchange under section 1035 of the Code of a life insurance Policy entered into before June 21, 1988 for the Policy will not cause the Policy to be treated as a MEC if no additional premiums are paid.


Due to the flexible premium nature of the Policy, the determination of whether it qualifies for treatment as a MEC depends on the individual circumstances of each Policy.


If the Policy is classified as a MEC, then any distribution (including a loan taken from or secured by the Policy) is taxable as ordinary income to the extent of income or gain in the Policy. Distributions are deemed to be on a last-in, first-out basis, which means the taxable income is distributed first. Distributions, including those resulting from surrender or lapse of the Policy, may also be subject to an additional 10% federal income tax penalty applied to the income portion of such distribution. The penalty shall not apply, however, to any distributions: (1) made on or after the date on which the taxpayer reaches age 59 1/2; (2) which is attributable to the taxpayer becoming disabled (within the meaning of section 72(m)(7) of the Code); or (3) which is part of a series of substantially equal periodic payments made not less frequently than annually for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of such taxpayer and his beneficiary. The exception to the additional 10% Federal income tax penalty does not apply to a taxpayer which is a non-natural person, such as a corporation.


If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution made from a Policy that is not a MEC could later become taxable as a distribution from a MEC.


If a Policy is not classified as a MEC, then any distribution shall generally be treated first as a recovery of the investment in the Policy which would not be received as taxable income. Distributions will be taxable as ordinary income once your investment in the Policy is reduced to zero. However, distributions during the first 15 Policy years accompanied by a reduction in Policy benefits, including distributions which must be made in order to enable the Policy to continue to qualify as a life insurance contract for Federal income tax purposes, are subject to different tax rules and may be treated in whole or part as taxable income.


Your investment in the Policy is generally your aggregate premiums. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


Loans from a Policy which is not classified as a MEC will generally be treated as Indebtedness of the Owner and not a distribution. However, there is uncertainty as to loans from such a Policy after the 10th Policy year and you should consult a tax adviser as to the treatment of such loans.


Neither distributions from nor loans from or secured by a Policy that is not a MEC are subject to the 10% Federal income tax penalty.


If your Policy is surrendered, cancelled, lapses, or is exchanged while any Policy loan is outstanding, the amount of the Policy loan plus accrued interest will be deemed to be distributed to you and could be partly or wholly taxable, depending on your particular circumstances. Cash distributed to you from the Policy in these circumstances may be insufficient to pay the tax attributable to any Policy loan.


Interest payable on a loan under a Policy is generally not deductible.


Policyowners should seek competent tax advice on the tax consequences of taking loans, distributions, exchanging or surrendering any Policy.


MULTIPLE POLICIES. The Code further provides that multiple MECs that are issued within a calendar year period to the same owner by one company or its affiliates are treated as one MEC for purposes of determining the taxable portion of any loans or distributions. Such treatment may result in adverse tax consequences including more rapid taxation of the loans or distributed amounts from such combination of policies. You should consult a tax adviser prior to purchasing more than one MEC in any calendar year period.


CONTINUATION OF POLICY BEYOND AGE 100. The tax consequences of continuing the Policy beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy) are unclear. You should consult a tax adviser if you intend to keep the Policy in force beyond the Insured's 100th birthday (or the younger Insured's 100th birthday with respect to the Joint and Last Survivor Policy).


TAX TREATMENT OF POLICY SPLIT. With regard to the Joint and Last Survivor Policies, the Split Policy Option Rider and the Divorce Split Rider permit a Policy to be split into two individual Policies. It is not clear whether exercising either the Policy Split Rider or the Divorce Split Rider will be treated as a taxable transaction or whether the individual Policies that result will be classified as MECs. A tax adviser should be consulted before exercising either rider.


ACCELERATION OF DEATH BENEFIT RIDER. Payments received under the Acceleration of Death Benefit Rider should be excludable from the gross income of the Policy Owner except in certain business contexts. However, you should consult a qualified tax adviser about the consequences of adding this rider to a Policy or requesting payment under this rider.


TAX TREATMENT OF ASSIGNMENTS. An assignment of a Policy or the change of ownership of a Policy may be a taxable event. You should therefore consult a competent tax adviser should you wish to assign or change the owner of your Policy.


QUALIFIED PLANS. The Policies may be used in conjunction with certain Qualified Plans. Because the rules governing such use are complex and the amount of life insurance provided in connection with such plans may be limited, you should not do so until you have consulted a competent Qualified Plans consultant.


INCOME TAX WITHHOLDING. All distributions or the portion thereof which is includible in gross income of the Policy owner are subject to Federal income tax withholding. However, in most cases you may elect not to have taxes withheld. You may be required to pay penalties under the estimated tax rules, if withholding and estimated tax payments are insufficient.


LIFE INSURANCE PURCHASES BY NONRESIDENT ALIENS AND FOREIGN CORPORATIONS. Policy Owners that are not U.S. citizens or residents will generally be subject to U.S. Federal withholding tax on taxable distributions from life insurance policies at a 30% rate, unless a lower treaty rate applies. In addition, Policy Owners may be subject to state and/or municipal taxes and taxes that may be imposed by the Policy Owner's country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax adviser regarding taxation with respect to a purchase of the Policy.


BUSINESS USES OF POLICY. Businesses can use the Policies in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, tax exempt and nonexempt welfare benefit plans, retiree medical benefit plans and others. The tax consequences of such plans may vary depending on the particular facts and circumstances. If you are contemplating a change to an existing Policy or purchasing the Policy for any arrangement the value of which depends in part on its tax consequences, you should consult a qualified tax adviser. In the case of a business-owned Policy, the provisions of section 101(j) of the Code may limit the amount of the death benefit excludable from gross income unless a specified exception applies and a notice and consent requirement is satisfied, as discussed above.


NON-INDIVIDUAL OWNERS AND BUSINESS BENEFICIARIES OF POLICIES. Ownership of the Policy by a corporation, trust or other non-natural person could jeopardize some (or all) of such entity's interest deduction under Code section 264, even where such entity's indebtedness is in no way connected to the Policy. In addition, under section 264(f)(5), if a business (other than a sole proprietorship) is directly or indirectly a beneficiary of the Policy, the Policy could be treated as held by the business for purposes of the section 264(f) entity-holder rules. Therefore, it would be advisable to consult with a qualified tax adviser before any non-natural person is made an Owner or holder of the Policy, or before a business (other than a sole proprietorship) is made a beneficiary of the Policy.


SPLIT-DOLLAR ARRANGEMENTS. The IRS has issued guidance that substantially affects split-dollar arrangements. You should consult a qualified tax adviser before entering into or paying additional premiums with respect to such arrangements.


In addition, the Sarbanes-Oxley Act of 2002, which was signed into law on July 30, 2002, prohibits, with limited exceptions, publicly-traded companies, including non-U.S. companies that have securities listed on U.S. exchanges, from extending directly or indirectly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted to apply to split-dollar life insurance arrangements for directors and executive officers of such companies, since such arrangements can arguably be viewed as involving a loan from the employer for at least some purposes.


Any affected business contemplating the payments of a premium on an existing Policy or the purchase of a new Policy in connection with a split-dollar life insurance arrangement should consult legal counsel.


Split dollar plans that provide deferred compensation may be subject to specific tax rules governing deferred compensation arrangements. Failure to adhere to these rules will result in adverse tax consequences. A tax adviser should be consulted with respect to such plans.


ESTATE, GIFT AND GENERATION-SKIPPING TRANSFER TAXES. The transfer of the Policy or the designation of a beneficiary may have Federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. When the insured dies, the death proceeds will generally be includable in the Policy Owner's estate for purposes of the Federal estate tax if the Policy Owner was the insured, retained incidents of ownership at death, or made a gift transfer of the Policy within 3 years of death. If the Policy Owner was not the insured, the fair market value of the Policy would be included in the Policy Owner's estate upon the Policy Owner's death.


Moreover, under certain circumstances, the Code may impose a "generation-skipping transfer tax" when all or part of a life insurance policy is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Policy Owner. Regulations issued under the Code may require us to deduct the tax from your Policy, or from any applicable payment, and pay it directly to the IRS.


Qualified tax advisers should be consulted concerning the estate and gift tax consequences of Policy ownership and distributions under Federal, state and local law. The individual situation of each Policy Owner or beneficiary will determine the extent, if any, to which Federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of Federal, state and local estate, inheritance, generation-skipping and other taxes.


In general, current rules provide for a $5 million estate, gift and generation-skipping transfer tax exemption (as adjusted for inflation) and a top tax rate of 40 percent.


The complexity of the tax law, along with uncertainty as to how it might be modified in coming years, underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.


TAX CREDITS AND DEDUCTIONS. The Company may be entitled to certain tax benefits related to the assets of the Separate Account. These tax benefits, which may include foreign tax credits and corporate dividends received deductions, are not passed back to the Separate Account or to Policy Owners since the Company is the owner of the assets from which the tax benefits are derived.

CORPORATE ALTERNATIVE MINIMUM TAX. There may also be an indirect tax on the income in the Policy or the proceeds of the Policy under the Federal corporate alternative minimum tax if the Policy Owner is subject to that tax.


POSSIBLE TAX LAW CHANGES. Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Policy could change by legislation or otherwise. Consult a tax adviser with respect to legislative developments and their effect on the Policy.


THE COMPANY'S INCOME TAXES. Under current Federal income tax law we are not taxed on the Separate Account's operations. Thus, currently we do not deduct a charge from the Separate Account for company Federal income taxes. (We do deduct a charge for Federal taxes from premiums.) We reserve the right to charge the Separate Account for any future Federal income taxes we may incur. Under current laws we may incur state and local taxes (in addition to premium taxes). These taxes are not now significant and we are not currently charging for them. If they increase, we may deduct charges for such taxes.